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                                                                    EXHIBIT 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated July 24, 2000 relating to the financial statements of HighTouch Technologies, Inc., which appear in Retek Inc.'s Form 8-K/A (amendment of Form 8-K dated May 10, 2000). We also consent to the reference to us under the heading of "Experts" in such Registration Statement.




                                       /s/  PricewaterhouseCoopers LLP

Minneapolis, Minnesota
November 29, 2000